Nicor Inc.
                                             Birdsall, Inc. Retirement
                                               Savings Plan
                                             Form 11-K
                                             Exhibit 23.01



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM CONSENT

We consent to the incorporation by reference in this Registration Statement No. 333-107375 of Nicor Inc. on Form S-8 of our report dated June 25, 2004, included in this Annual Report on Form 11-K of Birdsall, Inc. Retirement Savings Plan for the year ended December 31, 2003.


DELOITTE & TOUCHE LLP

Fort Lauderdale, Florida
June 25, 2004